UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

(Amendment No. 2)

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2012

______________

Cytomedix, Inc.

(Exact name of registrant as specified in its charter)

______________

Delaware	01-32518	23-3011702
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

209 Perry Parkway, Suite 7, Gaithersburg, MD 20877

(Address of Principal Executive Office) (Zip Code)

240-499-2680

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Cytomedix, Inc. (the “Company”) previously filed a Current Report on Form 8-K on February 8, 2012 to report that the Company had completed the acquisition of 100% of the issued and outstanding capital stock and convertible promissory notes of Aldagen, Inc. (the “Initial Report”). On March 29, 2012, the Company also filed Amendment No. 1 to the Initial Report on Form 8-K Filing is to provide Aldagen’s audited financial statements required by part (a) of Item 9.01 of Form 8-K and certain pro forma financial information required by part (b) of Item 9.01 of Form 8-K (the “Amendment No. 1”). The purpose of this Amendment No. 2 to the Initial Report is to re-file the Report (the “Audit Report”) of Ernst & Young, LLP, independent registered public accounting firm (“E&Y”) issued in connection with the audited financial statements of Aldagen, Inc. The Company is filing this Amendment No. 2 in response to comments by the staff of the U.S. Securities and Exchange Commission in connection with its review of Amendment No. 1. The purpose of this Amendment No. 2 is to re-file the Audit Report which has been revised to correct several clerical errors contained therein and which was included in Exhibit 99.1 to the Amendment No. 1. Except as set forth above, Amendment No. 1 is not modified in any other material respect.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

(a)	Financial Statements of Businesses Acquired

Audited Financial Statements of Aldagen, Inc. as of and for the years ended December 31, 2011 and 2010, and for the period from March 3, 2000 (inception) through December 31, 2011 are furnished as Exhibit 99.1 to this Amendment No. 2 and are incorporated into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information as of and for the year ended December 31, 2011 was furnished as Exhibit 99.2 to the Amendment No. 1 to the Initial Report on March 29, 2012 are furnished as Exhibit 99.1 to this Amendment No. 2 and is incorporated into this Item 9.01(b) by reference.

(d)	Exhibits

99.1	Audited Financial Statements of Aldagen, Inc. as of and for the years ended December 31, 2011 and 2010, and for the period from March 3, 2000 (inception) through December 31, 2011 (filed herewith).
99.2	Unaudited Pro forma Condensed Combined Financial Data as of and for the year ended December 31, 2011 (filed herewith).
99.3	Consent of Ernst & Young LLP (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cytomedix, Inc.

By:	/s/ Martin P. Rosendale
Martin P. Rosendale
Chief Executive Officer

Date: August 14, 2012